------------------------------------------------------------------------------
                         CLOSING STATEMENT INFORMATION
------------------------------------------------------------------------------

Property Name:    RICHMOND PLAZA

Seller: FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX a Florida limited partnership

Purchaser:        G & I  AUGUSTA LLC,
                  a Delaware limited liability company

Proration Date:   12/30/97

Proration as of:  11:59 PM, TUESDAY, DECEMBER  30, 1997

Closing Date:     12/31/97

Closing as of:    WEDNESDAY, DECEMBER 31, 1997

Tax Begin Date:   1/1/97

Tax End Date:     12/31/97

Month Begin Date  12/1/97

Month End Date    12/31/97

                               CLOSING STATEMENT
                                  FOR SALE OF
                                RICHMOND PLAZA


-----------------------------------------------------------------------------------------------------------------
SELLER:                     FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX
                            a Florida limited partnership

PURCHASER:                  G & I  AUGUSTA LLC,
                            a Delaware limited liability company

PRORATION DATE:             11:59 PM, TUESDAY, DECEMBER  30, 1997

CLOSING (FUNDING) DATE:     WEDNESDAY, DECEMBER 31, 1997

-----------------------------------------------------------------------------------------------------------------

                                                                                 CREDIT                    CREDIT
                                                                              PURCHASER                    SELLER
                                                                  ----------------------    ----------------------
PURCHASE PRICE                                                                                       10,750,000.00

EARNEST MONEY                                                               125,000.00

INTEREST ON EARNEST MONEY                                                         POC

PRO-RATE REAL ESTATE TAXES                                                                                  259.66
     [See Schedule A]

PRO-RATE DECEMBER, 1997 RETAIL LEASE CHARGES                                   3,636.03
     [See Schedule D]

TENANT PREPAID RENTS                                                           4,593.97
     [See Schedule B]

PRO-RATE SERVICE CONTRACTS                                                                                    8.05
     [See Schedule C]

SECURITY DEPOSITS                                                             18,080.42
     [See Schedule E]

LEASE COMMISSIONS                                                                  0.00
     [See Schedule F]

TENANT IMPROVEMENTS (PARADISE ISLAND)                                          6,420.00
                                                                  ------------------------------------------------
     SUBTOTALS                                                               157,730.42              10,750,267.72

CASH AMOUNT DUE TO SELLER                                                 10,592,537.30
                                                                  ----------------------    ----------------------

     TOTAL CREDITS                                                        10,750,267.72             10,750,267.72
                                                                   =====================     =====================

APPROVED:  SELLER                                                 APPROVED:  PURCHASER

FIRST CAPITAL INCOME PROPERTIES, LTD. - SERIES IX                 G & I  AUGUSTA LLC,
a Florida limited partnership                                     a Delaware limited liability company

By:  First Capital Financial Corporation,  a Florida              By:  DRA Growth and Income Fund, LLC, a Delaware
corporation, its Managing General Partner                         Delaware limited liability company, a member

By:                                                               By:  DRA Advisors. Inc.,  a Delaware
    ----------------------------------                            Corporation
Its:
    ----------------------------------                            By:  G & I Investment Augusta Corp., a Delaware
                                                                  limited liability company, a member

                                                                  By:
                                                                      ----------------------------------
                                                                  Its:
                                                                      ----------------------------------


---------------------------------------------------------------------------------------------------------------

                                RICHMOND PLAZA

                          SOURCES AND USES STATEMENT

---------------------------------------------------------------------------------------------------------------

                         PURCHASER'S SOURCES AND USES:


BALANCE OF CASH TO BE FUNDED BY PURCHASER                                                         10,592,537.30
                                                                                           --------------------

ADDITIONAL CASH OUTLAYS BY PURCHASER:

        TITLE CHARGES

                Real Estate Transfer tax (50%)                                                         5,375.00
                Escrow Fees (50%)                                                                        125.00
                Misc (Fed Ex and Wire)                                                                    72.50
                Recording Fees (Estimate)                                                                 50.00
                Survey Costs (50%)                                                                     4,987.50
                Search & Exam Fee (50%)                                                                  645.00
                Title Insurance  (50%)                                                                 3,225.00
                Zoning Endoresments                                                                      400.00
                                                                                           --------------------
        PURCHASERS CLOSING COSTS                                                                      14,880.00
                                                                                           --------------------


CASH OUTLAY BY PURCHASER                                                                          10,607,417.30
                                                                                           --------------------
Less: Earnest Money                                                                                     (251.71)
                                                                                           --------------------
TOTAL CASH OUTLAY BY PURCHASER                                                                    10,607,165.59
                                                                                            ===================

---------------------------------------------------------------------------------------------------------------


                           SELLER'S SOURCES AND USES:


EARNEST MONEY                                                                                        125,000.00
CASH AMOUNT DUE TO SELLER                                                                         10,592,537.30
                                                                                           --------------------
TOTAL SELLER'S SOURCES                                                                            10,717,537.30
                                                                                           --------------------

ITEMS PAYABLE FROM SELLER'S PROCEEDS AT CLOSING:

                Ben Carter & Associates (Commission)                                                 268,750.00
                Payment to Kroger for roof repairs                                                    61,676.00
                Real Estate Transfer tax (50%)                                                         5,375.00
                Escrow Fees (50%)                                                                        125.00
                Misc (Fed Ex and Wire)                                                                    72.50
                Recording Fees (Estimate)                                                                 50.00
                Survey Costs (50%)                                                                     4,987.50
                Search & Exam Fee (50%)                                                                  645.00
                Title Insurance (50%)                                                                  3,225.00
                                                                                           --------------------
        SELLERS CLOSING COSTS                                                                        344,906.00
                                                                                           --------------------


LEGAL FEES PAYABLE TO ROSENBERG & LIEBENTRITT                                                               POC
                                                                                           --------------------

TOTAL CASH OUTLAY BY SELLER                                                                          344,906.00
                                                                                           --------------------

BALANCE TO SELLER                                                                                 10,372,631.30
                                                                                            ===================


                                  SCHEDULE A

--------------------------------------------------------------------------------

   RICHMOND PLAZA
   PRO-RATE 1997 PROPERTY TAXES
   PRORATION MADE AS OF:         11:59 PM, TUESDAY, DECEMBER  30, 1997

--------------------------------------------------------------------------------




   ACTUAL 1997 REAL ESTATE TAXES:
         Account # 957376                                             94,776.85
   TOTAL 1997 REAL ESTATE TAXES:                                      94,776.85

   SELLER'S PRORATA SHARE OF 1997 TAXES                 364/365          99.726%
                                                                     -----------

   SELLER'S SHARE OF 1997 TAXES                                       94,517.19

   LESS AMOUNT PAID BY SELLER                                         94,776.85
                                                                     -----------

   CREDIT DUE TO PURCHASER (SELLER):                                    (259.66)
                                                                     ===========

                                  SCHEDULE B

--------------------------------------------------------------------------------

        RICHMOND PLAZA
        TENANT PREPAID RENTS
        PRORATION MADE AS OF:    F 11:59 PM, TUESDAY, DECEMBER  30, 1997

--------------------------------------------------------------------------------


                                                               AMOUNT
                MERCHANT NAME                                 PREPAID
        ------------------------------------------------------------------

        DENTAL EMERGENCY                                        70.00
        ETHAN ALLEN                                          3,419.67
        HOUSEHOLD FINANCE                                      185.62
        PARADISE ISLAND                                        918.68
                                                                       ---------
                TOTAL PREPAID RENTS CREDITED TO PURCHASER               4,593.97
                                                                       =========


                                  SCHEDULE C

--------------------------------------------------------------------------------------------------------------

RICHMOND PLAZA
RECURRING PAYABLES PRORATION
PRORATION MADE AS OF:                         11:59 PM, TUESDAY, DECEMBER 30, 1997

--------------------------------------------------------------------------------------------------------------




                                              SERVICE CONTRACTS
                                                                                                   CREDIT DUE
                                                                BILLING PERIOD    # of DAYS         PURCHASER
VENDOR NAME                                   PAYMENT           BEGIN      END       CREDIT        or (SELLER)
--------------------------------------------------------------------------------------------------------------

PAID BY SELLER:
ADT SECURITY SYSTEMS                              (153.51)      01/01/97 12/31/97         1              (0.42)
LUSH LAWNS                                      (2,786.00)      01/01/97 12/31/97         1              (7.63)
B-R EXTERMINATORS
AUGUSTA FIRE PROTECTION


                                               TOTAL CREDIT DUE TO PURCHASER (SELLER)                    (8.05)
                                                                                                  ------------

PAYABLE BY BUYER:


                                              TOTAL CREDIT DUE TO PURCHASER (SELLER)                     0.00
                                                                                                  ------------

                                              NET CREDIT DUE TO PURCHASER (SELLER)                      (8.05)
                                                                                                   ===========

                                                            SCHEDULE D
------------------------------------------------------------------------------------------------------------------------------------
RICHMOND PLAZA
RETAIL TENANTS MONTHLY CHARGES
PRORATION MADE AS OF:                 11:59 PM, TUESDAY, DECEMBER  30, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL         DECEMBER      DECEMBER       1997
                                       DECEMBER                                 DECEMBER       CHARGES       CHARGES       ANNUAL
     MERCHANT NAME           SF          RENT          CAM          RET         CHARGES          PAID        BALANCE       RET ADJ.
------------------------------------------------------------------------------------------------------------------------------------
AMERICA'S BEST              3,600       3,300.00       369.00       161.00       3,830.00       3,830.00           --        125.76
AUGUSTA NAILS               1,400       1,341.67       136.50        63.00       1,541.17       1,541.17           --         44.19
BELL SOUTH MOBILITY         4,500       4,125.00       401.25       183.75       4,710.00       4,164.00       546.00          1.16
BURGER KING                 3,206       2,060.33       213.00           --       2,273.33       2,273.33           --      1,750.82
CASUAL MALE                 2,700       3,375.00       277.00       121.00       3,773.00       3,773.00           --         91.32
CATHERINE'S                 2,700       2,418.75       277.00       121.00       2,816.75       2,816.75           --         91.32
CHUCK E CHEESE              9,600      10,400.00           --           --      10,400.00      10,400.00           --      5,487.27
DENTAL EMERGENCY            1,600       1,400.00       156.00        72.00       1,628.00       1,628.00           --         50.58
ETHAN ALLEN                 3,200       3,276.67           --       143.00       3,419.67       3,419.67           --        113.07
H&R BLOCK                   1,800       1,800.00       184.00        81.00       2,065.00       2,065.00           --         56.88
HOUSEHOLD FINANCE           1,600       1,685.34       164.00        72.00       1,921.34       1,921.34           --         50.58
KINKO'S                     3,600       3,150.00       369.00       161.00       3,680.00       3,680.00           --        125.76
KROGER                     47,413      21,636.17           --           --      21,636.17      21,636.17           --     20,579.31
NORWEST FINANCIAL           1,200       1,000.00       117.00        54.00       1,171.00       1,171.00           --         37.89
OLD COUNTRY BUFFET          9,600       8,800.00       768.00       430.00       9,998.00       9,998.00           --        327.30
PARADISE ISLAND             4,000       1,700.00       356.00       163.00       2,219.99       2,219.99           --          0.92
PHOTOMASTER                 3,000       3,000.00       307.00       134.00       3,441.00       3,441.00           --        106.77
SANDS OF SUMMER             1,200       1,150.00       123.00        54.00       1,327.00       1,327.00           --         37.88
SERVICE MERCHANDISE        53,580      21,250.00     2,643.16           --      23,893.16      23,893.16           --     29,547.67
SHERWIN WILLIAMS            3,600       3,042.00           --           --       3,042.00       3,042.00           --      2,033.87
THE INSURANCE AGENCY        1,004         920.33       103.00        45.00       1,068.33             --     1,068.33         33.89
WRIGHTSBORO CHIROPRACTIC    1,253       1,148.58       113.00        50.12       1,312.51       1,312.51        (0.00)       114.75
VACANT SPACE                8,807             --           --           --             --             --           --            --
                          ----------------------------------------------------------------------------------------------------------
TOTAL                     174,163     101,979.84     7,078.38     2,109.20     111,167.42     109,553.09     1,614.33     60,808.96
                          ==========================================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                      DECEMBER      RET ADJ.                                                 BALANCE
                            TOTAL         TOTAL        PURCH.        PURCH.        TOTAL          TOTAL        TOTAL           O/S
                           RET ADJ.      RET ADJ.     PRORATA       PRORATA       BALANCE        SELLERS       PURCH.         PRIOR
     MERCHANT NAME          PAID         BALANCE       SHARE         SHARE          O/S         SHARE O/S     SHARE O/S      TO 12/1
------------------------------------------------------------------------------------------------------------------------------------
AMERICA'S BEST                   --        125.76       123.55           --         125.76         125.42         0.34
AUGUSTA NAILS                    --         44.19        49.72           --          44.19          44.07         0.12
BELL SOUTH MOBILITY              --          1.16       134.32           --         547.16         529.55        17.61
BURGER KING                1,750.82            --        73.33         4.80             --             --           --
CASUAL MALE                      --         91.32       121.71           --          91.32          91.07         0.25
CATHERINE'S                   91.32            --        90.86         0.25             --            --            --
CHUCK E CHEESE             5,487.27            --       335.48        15.03             --            --            --
DENTAL EMERGENCY              50.58            --        52.52         0.14             --            --            --
ETHAN ALLEN                  113.07            --       110.31         0.31             --            --            --
H&R BLOCK                        --         56.88        66.61           --          56.88         56.72          0.16
HOUSEHOLD FINANCE             50.58            --        61.98         0.14             --            --            --
KINKO'S                      125.76            --       118.71         0.34             --            --            --
KROGER                           --     20,579.31       697.94           --      20,579.31      20,522.93        56.38
NORWEST FINANCIAL             37.89            --        37.77         0.10             --            --            --
OLD COUNTRY BUFFET               --        327.30       322.52           --         327.30         326.40         0.90
PARADISE ISLAND                  --          0.92        71.61           --           0.92           0.92           --
PHOTOMASTER                      --        106.77       111.00           --         106.77         106.48         0.29
SANDS OF SUMMER                             37.88        42.81           --          37.88          37.78         0.10
SERVICE MERCHANDISE       29,547.67            --       770.75        80.95             --             --           --
SHERWIN WILLIAMS                 --      2,033.87        98.13           --       2,033.87       2,028.30         5.57
THE INSURANCE AGENCY             --         33.89           --           --       1,102.22       1,067.67        34.55       180.00
WRIGHTSBORO CHIROPRACTIC         --        114.75        42.34           --         114.75         114.44         0.31
VACANT SPACE                     --            --           --           --             --             --           --
                          ----------------------------------------------------------------------------------------------------------
TOTAL                     37,254.96     23,554.00     3,533.97       102.06      25,168.33      25,051.75       116.58       180.00
                          ==========================================================================================================

                                  SCHEDULE E

--------------------------------------------------------------------------------

RICHMOND PLAZA
SECURITY DEPOSIT CREDIT
PRORATION MADE AS OF:               11:59 PM, TUESDAY, DECEMBER  30, 1997

--------------------------------------------------------------------------------

                               SECURITY DEPOSITS

   MERCHANT NAME
   -------------
   AUGUSTA WEST CHIROPRACTIC                                           1,416.93
   BELL SOUTH                                                          5,272.50
   DENTAL EMERGENCY                                                    2,228.00
   INSURANCE ASSOCIATES                                                1,171.00
   NAILS TOPS (AUGUSTA NAILS)                                          2,965.66
   PARADISE ISLAND                                                     3,853.33
   SANDS OF SUMMER                                                     1,173.00
                                                                                  -----------
TOTAL SECURITY DEPOSITS CREDITED TO PURCHASER                                       18,080.42
                                                                                  ===========



                                  SCHEDULE F

--------------------------------------------------------------------------------

RICHMOND PLAZA
LEASE COMMISSIONS
PRORATION MADE AS OF:   11:59 PM, TUESDAY, DECEMBER 30, 1997

--------------------------------------------------------------------------------

                               LEASE COMMISSIONS

        MERCHANT NAME
        -------------

        PARADISE ISLAND  (Paid)                           --
                                                                 -------
TOTAL LEASE COMMISSIONS TO BE CREDITED TO PURCHASER                 0.00
                                                                 =======




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